UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 6, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Background

On July 5, 2017, BeiGene, Ltd. ("BeiGene" or the “Company”) and Celgene Logistics Sàrl, now a wholly owned subsidiary of Bristol Myers Squibb Company (“BMS-Celgene”), entered into a License and Supply Agreement (the “Agreement”) pursuant to which the Company was granted the exclusive right to distribute and promote BMS-Celgene’s approved cancer therapies, ABRAXANE®, REVLIMID®, and VIDAZA®, in China, excluding Hong Kong, Macau and Taiwan (the “Territory”).

As previously disclosed by the Company, on March 25, 2020, the Chinese National Medical Products Administration (the “NMPA”) suspended the importation, sales and use of ABRAXANE® in China supplied to the Company by BMS-Celgene under the Agreement, and BMS-Celgene initiated a voluntary recall of ABRAXANE® in China. This suspension was based on inspection findings at BMS-Celgene’s contract manufacturing facility in the United States.

As previously disclosed, the Company is currently engaged in arbitration proceedings at the International Chamber of Commerce (“ICC”) against BMS-Celgene asserting that BMS-Celgene breached and continues to breach the terms and conditions of the Agreement and a related quality agreement on the grounds, among other things, that BMS-Celgene has failed to ensure the continuity and adequacy of its supply of ABRAXANE® to the Company in accordance with good manufacturing practices (“GMP”). In the arbitration proceeding, the Company is seeking (i) a declaration that BMS-Celgene was and is in breach of the Agreement, (ii) a declaration that BMS-Celgene acted with gross negligence and/or willful misconduct, (iii) an award of damages, and (iv) such other relief as the arbitrators deem appropriate.

As previously disclosed, the Company has been working with BMS-Celgene to restore ABRAXANE® supply for the China market as soon as possible, including through BMS-Celgene’s remediation efforts at its existing manufacturing site in the United States and/or an application to qualify an alternative manufacturing site for China. On August 16, 2021, BMS-Celgene informed the Company that it planned to file a supplementary application in the fourth quarter of 2021 to register a new facility as the manufacturing site for ABRAXANE® for the China market, with an initial projection that the application could be approved by the NMPA in the fourth quarter of 2022.

Notice of Purported Termination

On October 6, 2021, BMS-Celgene delivered a notice to the Company purporting to terminate the Agreement with respect to ABRAXANE® and providing 180-days’ notice that it was withdrawing ABRAXANE® from the range of products for sale or distribution in the Territory pursuant to Section 2.6 of the Agreement (the “Notice”). The Notice states:

“Indeed, as you are aware, due to the National Medical Products Association decision to suspend the importation, sale, or use of Abraxane® in China on March 25, 2020, Celgene has been unable to manufacture Abraxane® for China and, thus, has been unable to manufacture Abraxane® on a global basis as that term is used in § 2.6 of the LSA.

Further, following the suspension by the National Medical Products Administration of the manufacturing in Illinois, the manufacturing facility in Phoenix, Arizona became the primary manufacturing facility for Abraxane®. In July 2021, media fill testing at that facility revealed a failure. Following a root cause investigation, corrective and preventative actions were implemented, but testing resulted in the rejection of additional vials. Celgene is continuing to correct the underlying issue, but all manufacturing production activities with respect to Abraxane® have ceased at the Phoenix facility for the time being and the U.S. Food and Drug Administration has been notified. This further justifies Celgene’s exercise of § 2.6 of the LSA.

BMS-Celgene has not advised the Company how long it will be unable to manufacture ABRAXANE® at its Phoenix manufacturing facility or whether it has the ability to manufacture ABRAXANE® at other facilities. The Company would be happy to work with BMS-Celgene to help get the Phoenix manufacturing facility or another facility qualified to restore the supply of ABRAXANE® for patients in China as soon as possible.

The Company believes that the reasons stated in the Notice do not provide a valid basis for terminating the Agreement with respect to ABRAXANE®, and that the Notice is a tactical maneuver on the part of BMS-Celgene to reduce its damages in the on-going arbitration proceedings described above. The Company intends to contest the purported termination vigorously.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding BeiGene’s plans, objectives and intentions in the arbitration proceeding as well as the projections or plans asserted by BMS-Celgene. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development of its drug candidates and achieve and maintain profitability; and the impact of the COVID-19 pandemic on BeiGene’s clinical development, regulatory, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. All information in this Current Report is as of the date of this Current Report, and BeiGene undertakes no duty to update such information unless required by law.

Item 8.01. Other Events.

On October 7, 2021, BeiGene announced that BRUKINSA® (zanubrutinib) has been approved in Australia for the treatment of adult patients with Waldenström’s macroglobulinemia (WM) who have received at least one prior therapy or in first line treatment for patients unsuitable for chemo-immunotherapy. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 10, 2021, BeiGene announced that BRUKINSA® (zanubrutinib) has been approved in Australia for the treatment of adult patients with mantle cell lymphoma (MCL) who have received at least one prior therapy. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces First Regulatory Approval in Australia for BRUKINSA® (Zanubrutinib) for Treatment of Patients with Waldenström’s Macroglobulinemia", issued by BeiGene, Ltd. on October 7, 2021.

99.2	Press Release titled "BeiGene Announces BRUKINSA® (Zanubrutinib) Approved for Treatment of Patients with Mantle Cell Lymphoma", issued by BeiGene, Ltd. on October 10, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces First Regulatory Approval in Australia for BRUKINSA® (Zanubrutinib) for Treatment of Patients with Waldenström’s Macroglobulinemia", issued by BeiGene, Ltd. on October 7, 2021.

99.2	Press Release titled "BeiGene Announces BRUKINSA® (Zanubrutinib) Approved for Treatment of Patients with Mantle Cell Lymphoma", issued by BeiGene, Ltd. on October 10, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: October 13, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel